UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/17/2007

Prescient Applied Intelligence, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21729

Delaware	73-1247666
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1247 Ward Avenue, Suite 200, West Chester, PA 19380
(Address of principal executive offices, including zip code)

610-719-1600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.02.    Termination of a Material Definitive Agreement

As disclosed in a press release dated July 17, 2007, the Registrant and Fastech Integrated Solutions, LLC (Fastech) mutually terminated negotiations with respect to the previously announced intended acquisition of Fastech by the Registrant, pursuant to a letter of intent dated May 8, 2007. The parties instead reaffirmed their intent to continue their existing business relationship and pursue new opportunities for strategic growth.

Item 9.01.    Financial Statements and Exhibits

See Exhibit Index.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prescient Applied Intelligence, Inc.

Date: July 18, 2007	By:	/s/ Jane Hoffer
Jane Hoffer
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release Terminating Letter of Intent with Fastech Integrated Solutions, LLC